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(front cover)
(logo Great American Financial Resources)

THE COMMODORE
VARIABLE ANNUITIES

ANNUAL REPORT
December 31, 2003

(inside front cover)
(logo Great American Financial Resources)

Annuity Investors Life
Insurance Company
PO Box 5423
Cincinnati, Ohio 45201-5423
www.annuityinvestors.com

Shipping Address:
525 Vine Street, 7th Floor
Cincinnati, Ohio 45202

Phone      800-789-6771
Fax        513-412-3766

Dear Commodore Variable Annuity Contract Owner:

Thank you for choosing Annuity Investors Life Insurance Company(R) to help meet your retirement planning needs. Annuity Investors Life Insurance Company is a proud member of the Great American Financial Resources, Inc. family of companies, and we appreciate the opportunity to serve you.

Enclosed is your December 31, 2003 Annual Report for your Commodore(R) variable annuity. This document is reflective of your subaccount allocation as of this date.

If you have any questions, please contact either your investment professional or the Annuity Investors(R) Life Variable Annuity Service Center at (800) 789-6771. We thank you for your business and look forward to serving you in the future.

Sincerely,

Charles R. Scheper
President



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                                                               Our subsidiaries include: Great American Life Insurance Company(R)
Principal Underwriter/Distributor:  Great American                                       Annuity Investors Life Insurance Company(R)
AdvisorsSM, Inc., member NASD, and an affiliate of Annuity                               Loyal American Life Insurance CompanySM
Investors Life Insurance Company, 525 Vine Street, Cincinnati,                           United Teacher Associates Insurance Company
OH  45202                                                                                Great American Life Assurance Company(R)
                                                                                         of Puerto Rico
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